EXHIBIT 99.3
              PRO FORMA FINANCIAL INFORMATION

PRO FORMA COMBINED FINANCIAL INFORMATION

     The unaudited pro forma combined condensed balance sheet and the unaudited pro forma combined condensed statements of income of Sun, set forth below, give effect, using the purchase method of accounting, to the acquisition of Bucktail based upon the exchange of 565,384 shares of Sun for 100% of the outstanding shares of Bucktail Bank and Trust Company which occurred on June 30, 1997. The unaudited pro forma combined condensed income statements and pro forma net income per share are presented as though the merger had occurred on the first day of each respective reporting period for the six month period ended June 30, 1997 and the year ended December 31, 1996.

     Market values of acquired financial assets and assumed liabilities were determined based on estimates prepared by management using historical data and an estimation methodology suitable for each category of financial instruments. Sun Bancorp, Inc. holds all securities as "Available for sale". Therefore, investment securities classified as "held to maturity" were reclassified as "Available for Sale". Annual overhead charges were reduced by $750,000. This overhead savings was estimated based on historical overhead charges made by the former parent company netted against a pro forma charge based upon the anticipated cost of these services under Sun's present organization. Amortization of goodwill resulting from the acquisition was determined on a straight-line method over a 15 year period. Where, applicable, adjustments were recorded relative to the effect on income taxes.

     The pro forma statement of income information set forth below is not necessarily indicative of the results of operations of Sun as they would have been had the merger occurred during the periods presented or as they may be in the future.

                  SUN BANCORP, INC. AND SUBSIDIARIES
            Pro Forma Combined Condensed Balance Sheet
                             (Unaudited)
(Dollars in Thousands)                      As of June 30, 1997
----------------------                      -------------------

                                           Sun Bancorp, Inc.
                                         (Excluding Bucktail)
                                          -------------------
ASSETS
------

Cash and Due from Banks                     $   8,957
Interest Bearing Deposits in Banks             10,017
Federal Funds Sold                                 --
Investment Securities                              --
Securities Available for Sale                 134,123
Loans                                         217,070
Less:  Unearned Income                         (4,403)
       Allowance for loan losses               (2,523)
                                            ----------
         Net loans                             210,144
                                            ----------
Bank Premises and Equipment, Net                 5,492
Accrued Income Receivable                        2,845
Goodwill                                            --
Other Assets                                     4,682
                                            ----------
   Total Assets                             $  376,260
                                            ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------

Deposits:
  Noninterest-bearing                       $   21,394
  Interest-bearing:
    NOW Accounts                                30,544
    Money market accounts                       12,863
    Savings                                     29,290
    Time                                       116,838
                                            ----------
      Total Deposits                           210,929
                                            ----------
Accrued Interest payable                         1,802
Borrowings                                     119,945
Other Liabilities                                2,210
                                            ----------
      Total Liabilities                        334,886
                                            ----------

SHAREHOLDERS' EQUITY
---------------------

Common Stock                                     4,505
Additional Paid in Capital                      36,585
Retained Earnings                                  691
Net unrealized gains (losses) on
  securities available for sale, net of taxes    1,002
Less:  Treasury stock at cost
  47,509 shares                                 (1,409)
                                              ---------
  Total Shareholders' Equity                    41,374
                                              ---------
  Total Liabilities and Shareholders' Equity  $ 376,260
                                              =========

(Dollars in Thousands)                      As of June 30, 1997
----------------------                      -------------------

                                           Bucktail Bank &
                                          Trust Company *
                                          ----------------
ASSETS
------

Cash and Due from Banks                     $   6,071
Interest Bearing Deposits in Banks                 22
Federal Funds Sold                                 --
Investment Securities                          11,490
Securities Available for Sale                   4,385
Loans                                         102,280
Less:  Unearned Income                           (739)
       Allowance for loan losses               (1,292)
                                            ----------
         Net loans                             100,249
                                            ----------
Bank Premises and Equipment, Net                 1,279
Accrued Income Receivable                          645
Goodwill                                            --
Other Assets                                       554
                                            ----------
   Total Assets                             $  124,695
                                            ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------

Deposits:
  Noninterest-bearing                       $   13,833
  Interest-bearing:
    NOW Accounts                                10,154
    Money market accounts                        7,767
    Savings                                     17,109
    Time                                        64,820
                                            ----------
      Total Deposits                           113,683
                                            ----------
Accrued Interest payable                           391
Borrowings                                       1,181
Other Liabilities                                  144
                                            ----------
      Total Liabilities                        115,399
                                            ----------

SHAREHOLDERS' EQUITY
---------------------

Common Stock                                     1,339
Additional Paid in Capital                       4,432
Retained Earnings                                3,516
Net unrealized gains (losses) on
  securities available for sale, net of taxes        9
Less:  Treasury stock at cost
  47,509 shares                                      --
                                              ---------
  Total Shareholders' Equity                     9,296
                                              ---------
  Total Liabilities and Shareholders' Equity  $ 124,695
                                              =========
(Dollars in Thousands)                      As of June 30, 1997
----------------------                      -------------------


                                            Adjustments
                                            -----------
ASSETS
------

Cash and Due from Banks                     $      --
Interest Bearing Deposits in Banks                 --
Federal Funds Sold                                 --
Investment Securities                         (11,490)
Securities Available for Sale                  11,400
Loans                                          (2,054)
Less:  Unearned Income                             --
       Allowance for loan losses                   --
                                            ----------
         Net loans                             (2,054)
                                            ----------
Bank Premises and Equipment, Net                 2,067
Accrued Income Receivable                           --
Goodwill                                        11,324
Other Assets                                       181
                                            ----------
   Total Assets                             $   11,428
                                            ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------

Deposits:
  Noninterest-bearing                       $       --
  Interest-bearing:
    NOW Accounts                                    --
    Money market accounts                           --
    Savings                                         --
    Time                                           351
                                            ----------
      Total Deposits                               351
                                            ----------
Accrued Interest payable                            --
Borrowings                                          --
Other Liabilities                                  310
                                            ----------
      Total Liabilities                            661
                                            ----------

SHAREHOLDERS'S EQUITY
---------------------

Common Stock                                      (632)
Additional Paid in Capital                      14,924
Retained Earnings                               (3,516)
Net unrealized gains (losses) on
  securities available for sale, net of taxes       (9)
Less:  Treasury stock at cost
  47,509 shares                                      --
                                              ---------
  Total Shareholders' Equity                     10,767
                                              ---------
  Total Liabilities and Shareholders' Equity  $  11,428
                                              =========

(Dollars in Thousands)                      As of June 30, 1997
----------------------                      -------------------

                                              Pro Forma
                                              Combined
                                             -----------
ASSETS
------

Cash and Due from Banks                     $  15,028
Interest Bearing Deposits in Banks             10,039
Federal Funds Sold                                 --
Investment Securities                              --
Securities Available for Sale                 149,908
Loans                                         317,296
Less:  Unearned Income                         (5,142)
       Allowance for loan losses               (3,815)
                                            ----------
         Net loans                             308,339
                                            ----------
Bank Premises and Equipment, Net                 8,838
Accrued Income Receivable                        3,490
Goodwill                                        11,324
Other Assets                                     5,417
                                            ----------
   Total Assets                             $  512,383
                                            ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------

Deposits:
  Noninterest-bearing                       $   35,227
  Interest-bearing:
    NOW Accounts                                40,698
    Money market accounts                       20,630
    Savings                                     46,399
    Time                                       182,009
                                            ----------
      Total Deposits                           324,963
                                            ----------
Accrued Interest payable                         2,193
Borrowings                                     121,126
Other Liabilities                                2,664
                                            ----------
      Total Liabilities                        450,946
                                            ----------

SHAREHOLDERS'S EQUITY
---------------------

Common Stock                                     5,212
Additional Paid in Capital                      55,941
Retained Earnings                                  691
Net unrealized gains (losses) on
  securities available for sale, net of taxes    1,002
Less:  Treasury stock at cost
  47,509 shares                                 (1,409)
                                              ---------
  Total Shareholders' Equity                     61,437
                                              ---------
  Total Liabilities and Shareholders' Equity  $ 512,383
                                              =========
*-At historical book values, excluding adjustments resulting from the acquisition by SUN.

                SUN BANCORP, INC. AND SUBSIDIARIES
       Pro Forma Combined Condensed Statement of Income
                           (Unaudited)
(Dollars in Thousands               For the six month period
except per share data               ended June 30, 1997
---------------------               --------------------------
                                         Historical
                           --------------------------------------
                                                  Bucktail Bank &
                           Sun Bancorp, Inc.       Trust Company
Interest Income                $   14,126         $     4,602
Interest Expense                    7,244               2,056
                               ----------         -----------
Net Interest Income                 6,882               2,546
Provision for Loan Losses             575                 216
                               ----------         -----------
Net Interest Income After
Provision for Loan Losses           6,307               2,330

Noninterest Income                  1,710                 423
Noninterest Expense                 3,316               2,097
Amortization of Goodwill               --                  --
                               ----------          ----------
Income Before Income Taxes          4,701                 656

Income Taxes                        1,063                 149
                               ----------          ----------
Net Income                     $    3,638          $      507
                               ==========          ==========
Net Income Per share           $     1.03          $     9.46
                               ==========          ==========
Weighted Average
  Shares Outstanding            3,551,409              53,566

(Dollars in Thousands             For the six month period
except per share data)            ended June 30, 1997
----------------------            ------------------------

                                                  Pro Forma
                              Adjustments          Combined
Interest Income                $     261         $     18,989
Interest Expense                    (125)               9,175
                               ----------         -----------
Net Interest Income                   386               9,814
Provision for Loan Losses              --                 791
                               ----------         -----------
Net Interest Income After
Provision for Loan Losses             386               9,023

Noninterest Income                     --               2,133
Noninterest Expense                 (284)               5,129
Amortization of Goodwill              377                 377
                               ----------          ----------
Income Before Income Taxes            293               5,650

Income Taxes                          100               1,312
                               ----------          ----------
Net Income                     $      193          $    4,338
                               ==========          ==========
Net Income Per share                               $     1.05
                                                   ==========
Weighted Average
  Shares Outstanding              511,818           4,116,793

             SUN BANCORP, INC. AND SUBSIDIARIES
     Pro Forma Combined Condensed Statement of Income
                        (Unaudited)
(Dollars in Thousands                   For the year ended
except per share data)                  December 31, 1996
----------------------                  -------------------
                                         Historical
                           --------------------------------------
                                                  Bucktail Bank &
                           Sun Bancorp, Inc.       Trust Company
Interest Income                $   27,199         $     8,808
Interest Expense                   13,689               3,968
                               ----------         -----------
Net Interest Income                13,510               4,840
Provision for Loan Losses             650                 289
                               ----------         -----------
Net Interest Income After
Provision for Loan Losses          12,860               4,551

Noninterest Income                  1,964                 872
Noninterest Expense                 6,228               4,150
Amortization of Goodwill               --                  --
                               ----------          ----------
Income Before Income Taxes          8,596               1,273

Income Taxes                        2,197                 369
                               ----------          ----------
Net Income                     $    6,399          $      904
                               ==========          ==========
Net Income Per share           $     1.80          $    16.88
                               ==========          ==========
Weighted Average
  Shares Outstanding            3,551,365              53,566

(Dollars in Thousands                   For the year ended
except per share data)                  December 31, 1996
----------------------                  -------------------

                                                  Pro Forma
                              Adjustments          Combined
Interest Income                $     523         $     36,530
Interest Expense                    (100)              17,557
                               ----------         -----------
Net Interest Income                   623              18,973
Provision for Loan Losses              --                 939
                               ----------         -----------
Net Interest Income After
Provision for Loan Losses             623              18,034

Noninterest Income                     --               2,836
Noninterest Expense                 (667)               9,711
Amortization of Goodwill              754                 754
                               ----------          ----------
Income Before Income Taxes            536              10,405

Income Taxes                          182               2,748
                               ----------          ----------
Net Income                     $      354          $    7,657
                               ==========          ==========
Net Income Per share                               $     1.86
                                                   ==========
Weighted Average
  Shares Outstanding              511,818           4,116,749